SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           April 24, 2000
                          Date of Report
                (Date of Earliest Event Reported)

                    GRAYSTONE WORLD WIDE, INC.
      (Exact Name of Registrant as Specified in its Charter)

         Delaware                 0-23498               33-0601487
(State or other Jurisdiction)(Commission File No.)(IRS Employer I.D. No.)


                      2506 Regency Lake Drive
                      Marietta, Georgia 30062
             (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                          (770) 973-0673


Item 1.  Changes in Control of Registrant.

         None, not applicable.

Item 2.  Acquisition or Disposition of Assets.

         None, not applicable.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None, not applicable.

Item 5.  Other Events.

         A special meeting of Stockholders was convened in accordance with the Corporate By-Laws, Article I, Section 3 by the holders of at least twenty percent of the shares entitled to vote at the meeting. The meeting was held at 2506 Regency Lake Dr., Marietta Georgia. A quorum of more than 50 percent of voting shares of Graystone World Wide, Inc. via presence at the meeting or via proxy was demonstrated.

	The following proposal's were properly introduced for discussion and consideration and voted upon by the stockholders present and all valid proxies received prior to the start of the meeting:

		Proposal 1 - Election of a new Board of Directors:

	The resignation of Mr. David Nelson, as a member of the Board of Directors and C.F.O. was accepted by the stock holders of the company.

	The following people were nominated and elected by the majority of votes cast as the members of the new Board of Directors to serve for a period of 5 months until the next Annual Stockholder's Meeting or until their respective successors are elected and have been qualified:

     	Mr. Donald J. Hallisy - Current Director
     	Mr. Norman J. McCallum - Current Director
     	Mr. Stephen W. Brown, Esq. - Director
	Mr. Arnold Sommers, Q.C. - New Director
	Mr. Kenneth Weiss - New Director

		Proposal 2 - Increase the number of authorized shares:

	The authorized number of common shares for the company was increased from 20 Million to 50 Million.

	The Board of Directors, meeting on 14 April, 2000 approved the following actions:

	1.	Approved the resignation of Mr. David Nelson.

	2.	Cancelled all outstanding relationships with Mr. Karl Smith
		and his company, Smith Consulting Services as inside Corporate Consultant and Promoter.

	3.	Approved the change of Graystone World Wide, Inc.'s stock
		transfer agent from Colonial Stock Transfer, 455 East 400 South Suite 100, Salt Lake City, Utah 84111 to Sun Trust Bank's
		Stock Transfer Department, Sun Trust Bank, Mail Code 258,
		P.O. Box 4625, Atlanta, Georgia 30302-4625.  Contact person of
		Ms. Sandra Benefield, Assistant Vice President, Stock Transfer Department, Sun Trust Bank. Tel: 404-588-7831, Fax: 404-332-3875.

	4.	Approved the change of Corporate counsel from the law firm of
		Leonard Burningham, Hermes Building, Suite 205, 455 East Fifth South, Salt Lake City, Utah 84111 to Stephen Weizenecker of Weizenecker and Rose LLC, 2941 Piedmont Rd, N.E., Suite F, Atlanta, Georgia 30305, Tel: 404-365-9799, Fax: 404-365-9848.

	5.	Authorized the President to proceed with negotiations to acquire
		an asset based development company for the purpose of increasing asset base and cash flow.

Item 6.  Resignations of Directors and Executive Officers.

         The resignation of Mr. David Nelson, as a member of the Board of Directors and Chief Financial Officer was accepted by the stock holders of the company.

Item 7.  Financial Statements and Exhibits.

         None; not applicable.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.


                            SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GRAYSTONE WORLD WIDE, INC.


Date: 4/24/00                           ________________________
                                        By /s/ Donald J. Hallisy
                                        President and Director